The date of this supplement is March 1, 2007.

F120-042 3/1/07

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

Supplement to prospectus dated May 1, 2006

Effective May 1, 2007, the Diversified Small-Cap Growth Fund will begin using the MSCI US Small Cap Growth Index (instead of the Standard and Poor`s 500 Index) to define small companies and as its broadbased index for performance comparison purposes (instead of the Russell 2000 Growth Index). Therefore, the disclosure in the fund`s prospectus under the subheading "What is the fund`s principal investment strategy?" and the disclosure under the heading "Other Information About The Fund" is restated as set forth immediately below. Additionally, Table 1 on page 4 has been revised and updated to reflect the inclusion of the new index.

What is the fund`s principal investment strategy?

The fund will normally invest at least 80% of the fund`s net assets in small-cap growth companies defined as those whose market capitalization falls within the range of companies in the MSCI US Small-Cap Growth Index. (A company`s market "capitalization" is found by multiplying its shares outstanding by its stock price.) As of December 31, 2006, the market capitalization range of the stocks in this index was $203 million to $3,717 million. The market capitalization limits will vary with market fluctuations. The portfolio will be broadly diversified, and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on fund performance.

We employ a number of quantitative models developed by T. Rowe Price to identify stocks that could be included in the portfolio. Based on these models and fundamental research, the portfolio is constructed in a "bottom up" manner which takes into consideration stock characteristics, such as projected earnings and sales growth rates, valuation, capital usage, and earnings quality. We also consider portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, we draw on T. Rowe Price`s experience in small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading. Most of the stocks purchased by the fund will be in the size range described above. However, the fund may on occasion purchase a stock whose market capitalization exceeds the range, and it will not automatically sell a stock just because the company`s market capitalization has grown beyond the upper end of the range.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the fund`s securities may change after they are purchased, and this may cause the amount of the fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If this occurs, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

OTHER INFORMATION ABOUT THE FUND

What is meant by a "small-cap growth company"?

These companies are still in the process of developing and are expected by T. Rowe Price to achieve long-term earnings growth rates that reach new highs over time. For purposes of this fund, a small company is defined as one whose market capitalization falls within the range of companies in the MSCI US Small-Cap Growth Index.

Growth investors look for companies with above-average earnings gains.

How is the fund`s portfolio constructed and how does the fund benefit from T. Rowe Price`s experience in small-cap growth investing?

We employ a number of quantitative models developed by T. Rowe Price to identify stocks that could be included in the portfolio. Based on these models and fundamental research, the portfolio is constructed in a "bottom up" manner which takes into consideration stock characteristics, such as projected earnings and sales growth rates, valuation, capital usage, and earnings quality. We also consider portfolio risk characteristics in the process of portfolio construction. In building the investment models and adjusting them as needed, we draw on T. Rowe Price`s experience in small-cap growth investing—quantitative and fundamental research, portfolio strategy, and trading.

What are some potential advantages of this approach?

The fund`s program offers several benefits for investors who want to diversify their equity portfolios by adding exposure to the small-cap growth investment sector. Small companies may offer greater opportunity for capital appreciation than larger, more established companies. Additionally, the fund`s broad diversification may make it less volatile than small-cap growth funds that have more concentrated portfolios.

Table 1  Average Annual Total Returns
	Periods ended December 31, 2006
	1 year	5 years	Since inception (6/30/97)
Diversified Small-Cap Growth Fund
Returns before taxes	3.35%	5.07%	4.36%
Returns after taxes on distributions	3.35	5.07	4.28
Returns after taxes on distributions and sale of fund shares	2.18	4.37	3.76
MSCI US Small Cap Growth Index	12.02	8.49	8.72
Russell 2000 Growth Index	13.35	6.93	4.58
Lipper Small-Cap Growth Funds Index	10.65	6.23	6.86

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

MSCI US Small Cap Growth Index tracks the performance of U.S. small-cap growth stocks as defined by MSCI. Management believes this index provides a more precise measure of small-company growth stocks than the Russell 2000 Growth Index.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.